UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Core Laboratories N.V.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials
for the Shareholder Meeting To Be Held on May 19, 2011.

CORE LABORATORIES N.V.

CORE LABORATORIES N.V.
C/O AMERICAN STOCK TRANSFER
59 MAIDEN LANE, ATTN: DONNA ANSBRO
NEW YORK, NY 10038-4502

Meeting Information
Meeting Type:        Annual
For holders as of:   March 21, 2011
Date:   May 19, 2011       Time:   2:30 p.m.

Location:	Sheraton Amsterdam Airport Hotel Conference Center Schiphol Blvd 101 Amsterdam, 1118 BG, The Netherlands
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The proxy materials are available at www.proxydocs.com/clb. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy (as instructed on the reverse side) on or before May 5, 2011 to facilitate timely delivery.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT     ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow   è   XXXX XXXX XXXX   (located on the following page) and visit: www.proxydocs.com/clb.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	The proxy materials are available at www.proxydocs.com/clb.
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow   è   XXXX XXXX XXXX      (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 5, 2011 to facilitate timely delivery.
—  How To Vote  —
Please Choose One of the Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. To obtain directions to the meeting, call 713 - 328 - 2104.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow   è   XXXX XXXX XXXX      available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Supervisory Directors recommends that you vote FOR the following:
1.
To re-elect three Class I Supervisory Directors and to elect one new Class I Supervisory Director to serve until our annual meeting in 2014 and until their successors shall have been duly elected and qualified;
Nominees:
01)       David M. Demshur
02)       Rene R. Joyce
03)       Michael C. Kearney
04)       Jan Willem Sodderland
The Board of Supervisory Directors recommends you vote FOR the following proposals:
2.	To confirm and adopt our Dutch Statutory Annual Accounts in the English language for the fiscal year ended December 31, 2010;

3.	To approve and resolve the cancellation of our repurchased shares held at the time the annual meeting starts;

4.	To approve and resolve the extension of the existing authority to repurchase up to 25.6% of our issued share capital, as follows:
4a.
our shareholders will be asked to renew the authorization of the Management Board to repurchase up to 10% of our issued share capital from time to time for an 18-month period, until November 19, 2012, and such repurchased shares may be used for any legal purpose, and

4b.
our shareholders will be asked to renew the authorization of our Management Board to repurchase up to an additional 15.6% of our issued share capital from time to time until March 10, 2012, which is an additional three month period from the existing authorized date of December 10, 2011, and such repurchased shares may only be used for the satisfaction of any obligation the Company may have to deliver shares pursuant to the warrants we sold to Lehman Brothers OTC Derivatives, Inc. (Lehman OTC) contemporaneously with the issuance of our 0.25% Senior Exchangeable Notes (Senior Exchangeable Notes);

5.
To approve and resolve the extension of the authority to issue shares and/or to grant rights (including options to purchase) with respect to our common and preference shares up to a maximum of 20% of outstanding shares per annum until May 19, 2016;

6.
To approve and resolve the extension of the authority to limit or exclude the preemptive rights of the holders of our common shares and/or preference shares up to a maximum of 20% of outstanding shares per annum until May 19, 2016;

7.	To ratify the appointment of PricewaterhouseCoopers as our Company’s independent registered public accountants for the year ending December 31, 2011;
The Board of Supervisory Directors recommends you vote FOR and 3 years on the following proposals:
8.
To approve, on an advisory basis, the compensation of our executive officers as described in the Compensation Discussion and Analysis (“CD&A”) section of the accompanying proxy statement and the selection of the frequency of shareholder votes on executive compensation as separate voting items:

8a.
the shareholders approve the compensation philosophy, policies and procedures described in the CD&A, and the compensation of Core Laboratories N.V.’s named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules, including the compensation tables.

8b.
the shareholders of the Company be provided an opportunity to approve the compensation philosophy, policies and procedures described in the CD&A, and the compensation of Core Laboratories N.V.’s named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules, including the compensation tables every one, two or three years.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof shall be voted in accordance with the discretion of the attorneys and proxies appointed hereby.